MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

           SUPPLEMENT DATED OCTOBER 8, 1997 TO THE PROSPECTUS AND
      STATEMENT OF ADDITIONAL INFORMATION, EACH DATED AUGUST 29, 1997


     The  discussion  of  systematic  withdrawal   plans  under  "Shareholder
Services" is modified by deleting the references  to Class A shares and Class
D shares.   Effective immediately,  shares of  all classes  are eligible  for inclusion in such plans. However, in the case of Class B and Class C shares, the maximum value of shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at
the time the  election to join the systematic  withdrawal plan was made.   No
otherwise applicable CDSC will be charged on redemption of such shares. Class B and Class C shares redeemed through a systematic withdrawal plan will be redeemed in the same order as Class B and Class C shares are otherwise
redeemed.    See  "Purchase of  Shares--Deferred  Sales  Charge Alternatives--
Class B  and  Class  C  Shares--Contingent  Deferred  Sales  Charges--Class B
Shares"  and "--Contingent  Deferred Sales  Charges--Class C  Shares" in  the
Prospectus.    Where the  systematic withdrawal  plan is  applied to  Class B shares, upon conversion of the last Class B  shares in the account to Class D
shares,   the  systematic  withdrawal  plan  will  automatically  be  applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

     For redemptions through the CMA(Registered Trademark) or CBA(Registered Trademark) Systematic Redemption Program, a shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month.


Code #13937-0897ALL
     #13938-0897ALL